TRANSFER OF SHARES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE.

NUMBER



SHARES

GREENWAY MEDICAL TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

AUTHORIZED 3,333,333 SHARES OF SERIES A PREFERRED STOCK, PAR VALUE $0.01 PER SHARE

This Certifies that ______ SPECIMEN ______ *is the*

registered holder of ______ *Shares*

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A PREFERRED STOCK OF GREENWAY MEDICAL TECHNOLOGIES, INC. WHICH ARE *transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.*

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this* ______ *day of* ______ *A.D.* ______

______
PRESIDENT

______
SECRETARY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—..............Custodian..............
(Cust) (Minor)
under Uniform Gifts to Minors
Act..........................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

____

In presence of

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.